Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The effective tax rate for the three and nine months ended September 30, 2016 and 2015 was zero percent, primarily as a result of the estimated tax loss for the year and the change in valuation allowance. At September 30, 2016, all unrecognized tax benefits are subject to a full valuation allowance and, if recognized, will not affect the effective tax rate.

Income Taxes
The components of loss from continuing operations before income taxes were generated solely in the United States as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
United States	$(79,920)	$(85,940)	$(62,182)

As a result of our history of net operating losses and full valuation allowance against our deferred tax assets, there was no current or deferred income tax provision for the years ended December 31, 2015, 2014 and 2013.
Reconciliations of the statutory federal income tax rate and our effective tax rate consist of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
Tax at federal statutory rate	$(27,173)	$(29,220)	$(21,142)
State statutory rate (net of federal benefit)	(1,560)	(1,728)	(1,921)
Non-deductible stock compensation	2,334	(19)	619
Change in valuation allowance	24,332	30,571	22,184
Other	2,067	396	260
	$—	$—	$—

Significant components of our deferred tax assets and liabilities were as follows (in thousands):

	As of December 31,
Deferred tax assets:	2015	2014
Net operating loss carryforwards	$93,165	$72,984
Deferred rent	235	127
Accrued bonus	—	68
Accrued compensation	326	539
Stock-based compensation	6,224	3,266
Other reserves and accruals	4	2
Property and equipment	322	16
Deferred revenue	3,017	2,173
	103,293	79,175
Valuation allowance	(103,293)	(79,175)
Net deferred tax assets	$—	$—

We have provided a full valuation allowance for our deferred tax assets at December 31, 2015 and 2014, due to the uncertainty surrounding the future realization of such assets. Therefore, no benefit has been recognized for the net operating loss carryforwards and other deferred tax assets.
The valuation allowance increased by $24.1 million and $30.6 million during the years ended December 31, 2015 and 2014, respectively. For the years ended December 31, 2015 and 2014, we recorded no tax benefits related to stock-based compensation.
As of December 31, 2015, we have approximately $250.0 million of federal and $155.2 million of state net operating loss carryforwards available to offset future taxable income. If not utilized, the federal and state net operating loss carryforwards begin to expire in 2028 and 2017, respectively.
The deferred tax asset related to our net operating losses does not include amounts relating to the tax benefit of stock option exercises, which, when realized, will be recorded as a credit to additional paid-in capital. As of December 31, 2015, we also had approximately $4.5 million and $5.1 million of research and development tax credit carryforwards available to reduce future taxable income if any, for federal and California purposes, respectively. The federal credit carryforwards expire beginning in 2028 and the California research credits do not expire and may be carried forward indefinitely.
Our ability to utilize the net operating loss and tax credit carryforwards in the future may be subject to substantial restrictions in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code and similar state tax laws. In the event we should experience an ownership change, as defined, utilization of our net operating loss carryforwards and tax credits could be limited.
We evaluate tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information.
A reconciliation of the beginning and ending amount of the gross unrecognized tax benefit is as follows (in thousands):

	Year Ended December 31,
	2015	2014	2013
Gross unrecognized tax benefits at the beginning of the year	$7,214	$4,513	$2,445
Increases for tax positions of prior years	133	871	—
Decreases for tax positions of prior years	(346)	(831)	—
Increases for tax positions related to the current year	2,539	2,661	2,068
Gross unrecognized tax benefits at the end of the year	$9,540	$7,214	$4,513

At December 31, 2015, all unrecognized tax benefits are subject to a full valuation allowance and, if recognized, will not affect our tax rate.
There were no material changes to the unrecognized tax benefits in the year ended December 31, 2015, and we do not anticipate that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next 12 months.
Our policy is to include interest and penalties related to unrecognized tax benefits within our provision for income taxes. Due to our net operating loss position, we have not recorded an accrual for interest or penalties related to uncertain tax positions for the years ended December 31, 2015, 2014 or 2013.